                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            REHABCARE GROUP, INC.
              (Name of Registrant as Specified in Its Charter)


    (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total Fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                                                            [RehabCare logo]


                           7733 FORSYTH BOULEVARD
                                 SUITE 2300
                          ST. LOUIS, MISSOURI 63105



                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 2, 2006


Dear Stockholder:

                  The annual meeting of stockholders of RehabCare Group, Inc. will be held at the Pierre Laclede Center, 7733 Forsyth Boulevard, Second Floor, St. Louis, Missouri 63105, on May 2, 2006, at 8:00 a.m., local time, for the following purposes:

                  1. To elect eight directors to hold office until the next annual meeting or until their successors shall have been duly elected and qualified;

                  2. To consider and act upon a proposal to approve the RehabCare Group, Inc. 2006 Equity Incentive Plan;

                  3. To ratify the appointment of KPMG LLP as RehabCare's independent registered public accounting firm for the fiscal year ending December 31, 2006; and

                  4. To transact any and all other business that may properly come before the annual meeting or any adjournment thereof.

                  Only our stockholders of record at the close of business on March 6, 2006, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

                  WE CORDIALLY INVITE YOU TO ATTEND THE ANNUAL MEETING. EVEN IF YOU PLAN TO BE PRESENT IN PERSON AT THE MEETING, YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED. THE MAILING OF AN EXECUTED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE ANNUAL MEETING.


                                   David B. Groce,
                                   Senior Vice President, General Counsel &
                                   Corporate Secretary


March 28, 2006

                                                            [RehabCare logo]


                           7733 FORSYTH BOULEVARD
                                 SUITE 2300
                          ST. LOUIS, MISSOURI 63105


                               PROXY STATEMENT
                                     FOR
                       ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 2, 2006

                              -----------------


                             GENERAL INFORMATION

                  This proxy statement is furnished to the stockholders of RehabCare Group, Inc. in connection with our solicitation of proxies for use at the annual meeting of stockholders to be held at the Pierre Laclede Center, 7733 Forsyth Boulevard, Second Floor, St. Louis, Missouri 63105, on May 2, 2006, at 8:00 a.m., local time, and at all adjournments thereof, for the purposes set forth in the preceding notice of annual meeting of stockholders.

                  This proxy statement, the notice of annual meeting and the accompanying proxy card were first mailed to our stockholders on or about March 28, 2006.

                  The proxy set forth on the accompanying proxy card is being solicited by our board of directors. All proxies will be voted in accordance with the instructions contained in the proxy. If no direction is specified in the proxy, executed proxies will be voted for the election of the eight directors nominated by our board of directors in Proposal I, in favor of the approval of the RehabCare Group, Inc. 2006 Equity Incentive Plan in Proposal II and in favor of the ratification of KPMG LLP as our independent registered public accounting firm in Proposal III. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy card with our corporate secretary at our principal offices or by attending the annual meeting and voting the shares in person. Attendance alone at the annual meeting will not revoke a proxy. Proxy cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the annual meeting and any adjournment thereof.

                  We will bear the entire expense of soliciting proxies. Proxies initially will be solicited by mail. Our directors, executive officers and employees may also solicit proxies personally or by telephone or other means, but we will not compensate these persons for providing the solicitation services.

                  Only our stockholders of record at the close of business on March 6, 2006, are entitled to notice of, and to vote at, the annual meeting. On this date, there were 16,906,763 shares of our common stock, $0.01 par value, outstanding, including 68,710 shares of unvested restricted stock.

                  Each outstanding share of our common stock on the record date is entitled to one vote for each director to be elected at the annual meeting and one vote on each proposal presented at the annual meeting. Our stockholders do not have the right to cumulate votes in the election of directors. A majority of the outstanding shares of common stock present in person or by proxy will constitute a quorum at the annual meeting.

                  A plurality of the votes cast is required for the election of directors, which means that the nominees with the eight highest vote totals will be elected as our directors. As a result of the foregoing, a designation on the proxy that the stockholder is "withholding authority" for a nominee or nominees and broker "non-votes" do not have an effect on the results of the vote for the election of directors. A designation on the proxy that the stockholder is "withholding authority" to vote for a nominee or nominees will be counted, but broker "non-votes" will not be counted, for the purpose of determining the number of shares represented at the meeting for purposes of determining whether a quorum of shares is present. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                  The approval of the RehabCare Group, Inc. 2006 Equity Incentive Plan requires the affirmative vote of a majority of votes cast on the proposal, provided that the total votes cast on the proposal represent over 50 percent of our outstanding shares. An abstention will be counted as a vote cast and will have the effect of a vote cast against the proposal. A broker non-vote will have the effect of a vote against this proposal only to the extent that the total votes do not exceed 50 percent of our outstanding shares.

                  The ratification of the appointment of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal. An abstention will be counted as a vote cast and will have the effect of a vote cast against the proposal. A broker non-vote will have no effect on the proposal to ratify KPMG LLP as our auditors.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                  The following entities are known to our management to be the beneficial owners of five percent or more of our common stock as of March 6, 2006:

                                                           NUMBER OF SHARES       PERCENT OF OUTSTANDING
              NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIALLY OWNED          COMMON STOCK(1)
              ------------------------------------        ------------------          ---------------

              FMR Corp.(2)                                      2,522,300                14.92%
                  82 Devonshire Street
                  Boston, Massachusetts 02109

              Snow Capital Management, L.P.(3)                  1,641,702                 9.71%
                  2100 Corporate Drive, Suite 300
                  Pittsburgh, Pennsylvania 15237

              Franklin Resources, Inc.(4)                       1,363,792                 8.07%
                  One Franklin Parkway
                  San Mateo, California 94403-1906

-------------------
(1) The percentage calculations are based upon 16,906,763 shares of our common stock outstanding on March 6, 2006, including 68,710 shares of unvested restricted stock.

                                     2


(2) The information provided is based on Amendment No. 12 to Schedule 13G, dated February 14, 2006, filed jointly by FMR Corp., a holding company, Edward C. Johnson 3rd, a principal stockholder and the chairman of FMR Corp. FMR Corp. reported sole voting power with respect to 345,886 shares reported as beneficially owned. Each of FMR Corp. and Edward C. Johnson 3rd reported sole dispositive power with respect to all 2,522,300 shares reported as beneficially owned.

(3) The information provided is based on Amendment No. 1 to Schedule 13G, dated January 20, 2006, filed by Snow Capital Management, L.P., an investment adviser. Snow Capital Management, L.P. reported sole voting and dispositive power with respect to all 1,641,702 shares reported as beneficially owned.

(4) The information provided is based on Amendment No. 1 to Schedule 13G, dated February 6, 2006, filed by Franklin Resources, Inc., a holding company, Charles B. Johnson, a control person, and Rupert H. Johnson, a control person. Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson reported sole voting and dispositive power with respect to none of the shares reported as beneficially owned. The reporting person reported that its subsidiary, Franklin Templeton Portfolio Advisors, Inc., an investment adviser, had sole voting and dispositive power with respect to 647,992 of the shares reported as beneficially owned. The reporting person reported that its subsidiary, Franklin Advisers, Inc., an investment adviser, had sole voting and dispositive power with respect to 590,900 of the shares reported as beneficially owned. The reporting person reported that its subsidiary, Franklin Templeton Investments, an investment adviser, had sole voting and dispositive power with respect to 124,900 of the shares reported as beneficially owned.

                      SECURITY OWNERSHIP BY MANAGEMENT

                  The following table sets forth, as of March 6, 2006, the beneficial ownership of our common stock by each director and each executive officer named in the Summary Compensation Table, individually, and all directors and executive officers as a group:

                                                             NUMBER OF SHARES         PERCENT OF OUTSTANDING
NAME OF BENEFICIAL OWNER                                   BENEFICIALLY OWNED(1)(2)       COMMON STOCK(3)
------------------------                                   ------------------             ---------------

Colleen Conway-Welch, Ph.D., R.N.                                  41,491                       (4)
Anthony S. Piszel, CPA                                              7,500                       (4)
Suzan L. Rayner, M.D.                                               7,500                       (4)
Harry E. Rich                                                           0                       (4)
H. Edwin Trusheim                                                 181,768                       1.06%
Larry Warren                                                        7,500                       (4)
Theodore M. Wight                                                  87,230                       (4)
John H. Short, Ph.D.                                              241,359                       1.41%
Tom E. Davis                                                      196,882                       1.15%
Patricia M. Henry                                                 101,642                       (4)
Mark A. Bogovich                                                   21,404                       (4)
Jeff A. Zadoks                                                      3,760                       (4)
Vincent L. Germanese, CPA                                          77,626                       (4)
All directors and executive officers as a group (14 persons)      979,862                       5.49%

-------------------
(1) Except as otherwise noted, each individual has sole voting and investment power with respect to the shares listed beside his or her name.

(2)  Totals include 40,761, 7,500, 7,500, 178,768, 7,500, 87,230, 218,359,
     187,892, 92,373, 21,269, 2,500, 77,626 and 929,278 shares subject to stock options owned by Dr. Conway-Welch, Mr. Piszel, Dr. Rayner, Mr. Trusheim, Mr. Warren, Mr. Wight, Dr. Short, Mr. Davis, Ms. Henry, Mr. Bogovich, Mr. Zadoks, Mr. Germanese and all directors and executive officers as a group, respectively, that are either presently exercisable or exercisable within 60 days of March 6, 2006. Totals also include 669 shares and 135 shares allocated to Ms. Henry and Mr. Bogovich, respectively, under our 401(k) plan.

                                     3


(3) Based upon 16,906,763 shares of our common stock outstanding as of March 6, 2006, and, for each director or executive officer or the group, the number of shares subject to options exercisable by such director or executive officer or the group within 60 days of March 6, 2006.

(4)  Less than one percent.


                                 PROPOSAL I.
                            ELECTION OF DIRECTORS

                  At the annual meeting, our stockholders will vote on the election of eight directors to serve a term of one year until the 2007 annual meeting or until their successors shall have been duly elected and qualified. In light of the unexpected death of Mr. C. Ray Holman, who was a member of the Board of Directors prior to his death in November 2005, and the addition of three new Directors during the past 12 months, the Board of Directors and the Company's executive management team have asked Mr. H. Edwin Trusheim to stand for re-election for one more term, and to continue to serve as Chairman of the Board through the end of 2006.

                  The persons named as proxies on the accompanying proxy card intend to vote all duly executed proxies received by our board of directors for the election of the eight directors listed below, except as otherwise directed by the stockholder on the proxy card. If for any reason any nominee becomes unavailable for election, which is not now anticipated, the persons named in the accompanying proxy card will vote for a substitute nominee as designated by our board of directors. The eight nominees receiving the highest number of votes will be elected as our directors. Each nominee currently serves as one of our directors.

                  Our board of directors recommends a vote "FOR" the election of each of the nominees.

                  The name, age, principal occupation or position, business experience and other directorships for each of the directors or nominees is set forth below.

                  COLLEEN CONWAY-WELCH, PH.D., R.N., 61, has been a director since September 2000. Dr. Conway-Welch serves as the dean and a professor at Vanderbilt University's School of Nursing, where she has been employed since 1984. Dr. Conway-Welch also serves on the board of directors of Pinnacle Bank, Ardent Health Services and Caremark RX, Inc.

                  ANTHONY S. PISZEL, CPA, 51, has been a director since October 2005. Mr. Piszel serves as Executive Vice President and Chief Financial Officer for Health Net, Inc., a large publicly traded managed health care company. Prior to joining Health Net in August 2004, Mr. Piszel held several senior management positions at Prudential Insurance Company of America for in excess of five years. Most recently, Mr. Piszel held the position of senior vice president and controller for Prudential Financial, Inc.

                  SUZAN L. RAYNER, MD, MPH, 50, has been a director since July 2005. Dr. Rayner serves as the Executive Vice President Medical Affairs / Medical Director for Schwab Rehabilitation Hospital where she has been employed since 2000.

                  HARRY E. RICH, 65, has been a director since February 2006. Prior to his retirement Mr. Rich served as the Chief Financial Officer for the St. Louis Public Schools from November 2003 to November 2005. Prior to that position, Mr. Rich served as Executive Vice President for Crown Capital Investment Advisors from August 2001 to October 2003. Mr. Rich served as Executive Vice President and Chief Financial Officer of Brown Shoe Company, Inc. until his retirement in 2000. Mr. Rich also serves on the board of directors of Baker Footwear Group, Inc. and Midwest BankCentre, Inc.

                  H. EDWIN TRUSHEIM, 78, has been our Chairman of the Board of Directors since 1998 and has served as a director since 1992. Prior to his retirement, Mr. Trusheim served as Chairman of the Board of Directors and Chief Executive Officer of General American Life Insurance Company.

                  LARRY WARREN, 58, has been a director since October 2005. Prior to his retirement, Mr. Warren served as Chief Executive Officer of the University of Michigan Hospital where he was employed from 1986 to 2005.

                  THEODORE M. WIGHT, 63, has been a director since 1991. Prior to his retirement, Mr. Wight served as a general partner of the general partners of Walden Investors, a venture capital company, and Pacific Northwest Partners SBIC, L.P., a venture capital company. In June 2004, Pacific Northwest Partners SBIC, L.P. entered into a consent judgment whereby the United States Small Business Administration was appointed as receiver for Pacific Northwest Partners SBIC, L.P. for the purpose of marshaling and liquidating all of its assets with the goal of maximizing recovery and satisfying the claims of creditors.

                  JOHN H. SHORT, PH.D., 61, has been our President and Chief Executive Officer since May 2004 having served as our Interim President and Chief Executive Officer since June 2003 and a director of the company since 1991. Prior to joining the company, Dr. Short was the Managing Partner of Phase 2 Consulting, LLC, a management and economic consulting firm for the healthcare industry for in excess of five years.

                      BOARD OF DIRECTORS AND COMMITTEES

BOARD STRUCTURE AND MEETINGS

                  During the year ended December 31, 2005, our board of directors met ten times, five of which were telephonic meetings. Each director attended not less than 75% of the meetings of our board of directors and committees of which such director was a member during 2005. It is our policy to strongly encourage the members of our board of directors to attend the annual meeting of stockholders. At the last annual meeting, all of the then current directors were in attendance.


                  Our board of directors has standing Audit, Compensation and Nominating/Corporate Governance, and Compliance Committees. Each of the committees of our board of directors is comprised of independent directors. Our board of directors has adopted a written charter for each of these committees. The full text of each charter and our corporate governance guidelines are available on our website located at www.rehabcare.com under the "For Our Investors" section and are available in print to any shareholder who requests them. In compliance with the New York Stock Exchange Corporate Governance Standards, our board of directors holds regularly scheduled executive sessions without management. Our independent non-employee chairman, H. Edwin Trusheim, presides at all executive sessions of the board of directors.

DIRECTOR INDEPENDENCE

                  It is critical that the board reflect a substantial degree of independence from management, both in fact and in appearance. Accordingly, while the board will determine, from time to time, the number of employee directors that will be permitted, a substantial majority of the board will remain independent directors. Under no circumstances will the proportion of employee directors exceed one-third of the entire board membership. In addition, the board operates under the direction of an independent, non-executive chairman of the board. For a director to be considered independent, the board must determine that the director does not have any direct or indirect material relationship with the company. The board has established corporate governance guidelines to assist it in determining director independence, which conform to the independence requirements in the New York Stock Exchange listing rules. The portion of the guidelines that relates to director independence is set forth below. The board has determined that Dr. Conway-Welch, Mr. Piszel, Dr. Rayner, Mr. Rich, Mr. Trusheim, Mr. Warren and Mr. Wight satisfy the New York Stock Exchange's independence requirements and our independence guidelines. William G. Anderson, a director of the company who is retiring at the end of his current term of office at the 2006 annual meeting, was also determined to be independent under the New York Stock Exchange listing rules and our independence guidelines. In making the independence determinations, the board of directors reviewed all of our directors' relationships with the company based primarily on a review of the responses of the directors to questions regarding employment, business, familial, compensation and other relationships with the company and its management.

                  In determining that Mr. Wight is independent, the board considered that Mr. Wight maintains personal ownership of 1.34% of the total capitalization of a software vendor with which the company did business until September 2005. The company paid the software vendor approximately $7,000 and $330,000 in 2005 and 2004, respectively. After examining this relationship, the board determined that Mr. Wight was independent from the company and management.

                  In addition to applying the company's corporate governance guidelines, the board will consider all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Independence depends not only on the personal, employment and business relationships of each director, but also upon the board's overall relationship with, and attitude towards, management. Providing objective, independent judgment is at the core of the board's oversight responsibilities. The board and each outside director will reflect this independence.

                  Under the guidelines, an independent director is a member of the board of directors of the company who:

         o Is not receiving, and has not received, for the three years prior to the date of determination, more than $100,000 per year in direct compensation from the company, other than director and committee fees and receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service to the company (provided that such compensation is not contingent in any way on continued service) and has no immediate family member who is receiving or has received such compensation either currently or during such three-year period;

         o Is not, and has not been, for the three years prior to the date of determination, an employee of the company and has no immediate family member who is or has been, for the three years prior to the date of determination, an executive officer of the company;

         o Is not, and has not been, affiliated with or employed by the present or a former internal or external auditor of the company, and has no immediate family member who is, or has been, affiliated with or employed in a professional capacity by the present or a former internal or external auditor of the company, unless, in each case, it has been more than three years since the affiliation, employment or the auditing relationship ended;

         o Is not, and has not been (and has no immediate family member who is or has been), for the three years prior to the date of determination, part of an interlocking directorship in which an executive officer of the company serves on the compensation committee of the company that concurrently employed the director (or immediate family member) as an executive officer;

         o Is not an executive officer or an employee (and has no immediate family member who is an executive officer) of another company that presently, or at any time within the three years prior to the date of determination, makes payments to, or receives payments from, the company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues; and

         o The board of directors has affirmatively determined has no other material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with the company, either individually or as a partner, stockholder or officer of an organization or entity having such a relationship with the company, which relationship would adversely impact the director's independence in connection with the company.

                  For the purpose of determining independence under the foregoing principles, "immediate family member" means a director's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone who shares the director's home. The committee may conclude that a director is independent if the disqualifying issue relates to an immediate family member who is no longer an immediate family member as a result of legal separation or divorce or if the relevant immediate family member has died or become incapacitated. References to any company include any parent or subsidiary in a consolidated group with the company.

                  It is a responsibility of the board to regularly assess each director's independence and to take appropriate actions in any instance in which the requisite independence has been compromised.

AUDIT COMMITTEE

                  Messrs. Anderson (chairman), Piszel and Rich and Dr. Conway-Welch comprise the Audit Committee. The Audit Committee met ten times during 2005, five of which were telephonic meetings. Mr. Piszel and Mr. Rich joined the Audit Committee upon their election to the board in October 2005 and February 2006, respectively. Mr. C. Ray Holman was a member of the Audit Committee until his death in November 2005. The duties of the Audit Committee include:

                  o recommending to the board of directors a public accounting firm to be placed in nomination for stockholder ratification as our independent auditors and compensating and terminating the independent auditors as deemed necessary;

                  o meeting periodically with our independent auditors and financial management to review the scope of the duties of the proposed auditor for the then-current year, the proposed audit fees and the audit procedures to be utilized, reviewing the audit and eliciting the judgment of the independent auditors regarding the quality of the accounting principles applied to our financial statements; and

                  o evaluating on an annual basis the qualifications, performance and independence of the independent auditors, based on the committee's review of the independent auditor's report and the performance of the independent auditors throughout the year.

                  Each member of the Audit Committee meets the independence requirements of the New York Stock Exchange. Each member of our Audit Committee is financially literate, knowledgeable and qualified to review financial statements. Our board has designated William G. Anderson and Anthony S. Piszel as "audit committee financial experts."

COMPENSATION AND NOMINATING/CORPORATE GOVERNANCE COMMITTEE

                  The members of the Compensation and Nominating/Corporate Governance Committee are Messrs. Trusheim, Warren and Wight with Mr. Wight serving as the chairman of the committee. Mr. Warren joined the committee upon his election to the board in October 2005. In addition to Messrs. Trusheim, Warren and Wight, Mr. Joseph R. Swedish served on the Compensation and Nominating/Corporate Governance Committee until his resignation from the board in February 2005. Each member of the Compensation and Nominating/Corporate Governance Committee meets the independence requirements of the New York Stock Exchange. The Compensation and Nominating/Corporate Governance Committee met six times during 2005, one of which was a telephonic meeting. The duties of the Compensation and Nominating/Corporate Governance Committee include:

                  o reviewing and recommending to our board of directors the salaries of all our executive officers and authorizing all other forms of executive compensation;

                  o reviewing our incentive compensation and equity-based plans and recommending to our board of directors changes to such plans as needed;

                  o overseeing the search for individuals, including considering nominees for directors recommended by our stockholders, qualified to become members of our board of directors and recommending to our board of directors for approval director nominees to be presented for election at our annual meeting of stockholders; and

                  o reviewing our corporate governance guidelines at least annually and recommending changes to our board of directors as necessary.

                  The Compensation and Nominating/Corporate Governance Committee of our board of directors is responsible under its charter for identifying and selecting qualified candidates for election to the board of directors prior to each annual meeting of the stockholders. In addition, stockholders who wish to recommend a candidate for election to the board of directors may submit such recommendation to the chairman of the committee. Any recommendation must include the name, contact information, background, experience and other pertinent information on the proposed candidate and must be received by us within the time limits set forth herein under the title "Proposals of Stockholders" for consideration by the committee. In accordance with the committee's charter and our corporate governance guidelines, we are willing to consider candidates recommended by stockholders. In identifying and evaluating nominees for director, the committee considers each candidate's qualities, experience, background and skills, as well as other factors which the candidate may bring to the board of directors.

COMPLIANCE COMMITTEE

                  The Compliance Committee members are Mr. Anderson and Drs. Conway-Welch and Rayner with Dr. Conway-Welch serving as the Chairperson of the committee. Dr. Rayner joined the Compliance Committee upon her election to the board in July 2005. Mr. C. Ray Holman was Chairman of the Compliance Committee until his death in November 2005. The Compliance Committee oversees the implementation and operation of our ongoing regulatory compliance program, including the enforcement of appropriate disciplinary mechanisms to ensure that all reasonable steps are taken to respond to a regulatory offense and to prevent future offenses of a similar kind. The Compliance Committee met four times during 2005.

DIRECTORS' FEES

                  Directors who are not also our employees were paid $5,000 for each meeting of our board of directors that he or she attended in person during 2005. The Chairperson of each standing committee of the board of directors is eligible to receive an additional $1,000 from the company for each in-person meeting of these committees. We also reimburse our directors for expenses incurred in connection with their attendance at board meetings.

                  Each of the non-employee directors also receives annual stock option grants under our Second Amended and Restated 1996 Long-Term Performance Plan. In January 2005, we granted options to acquire 7,500 shares of our common stock at an exercise price of $26.50 per share, the fair market value of our common stock on the date of grant, to each of Messrs. Anderson, Holman, Trusheim and Wight and Dr. Conway-Welch. In addition, in March 2005, we granted options to acquire 4,000 shares of our common stock at an exercise price of $29.14 per share, the fair market value of our common stock on the date of grant, to Mr. Trusheim for his services as chairman of the board. In July 2005, we granted options to acquire 7,500 shares of our common stock at an exercise price of $25.82 per share, the fair market value of our common stock on the date of grant, to Dr. Rayner at her election to the board. In October 2005, we granted options to acquire 7,500 shares of our common stock at an exercise price of $20.46, the fair market value of our common stock on the date of grant, to each of Messrs. Piszel and Warren at their election to the board.

                  The company encourages each of its directors to be familiar with the operations of our facilities. The company believes that such familiarity will better inform the board's processes and decision-making. Each of the non-employee directors is therefore also entitled to a fee of $1,000 per visit, plus reimbursement of expenses, in connection with up to five (5) site visits per year.

MISCELLANEOUS

                  We have adopted a Code of Ethics for Senior Executive and Financial Officers and a Code of Business Conduct and Organizational Ethics for all directors and employees. These codes of ethics are posted on our website, www.rehabcare.com, under the "For Our Investors" section and are available in print to any shareholder who requests them.

                  We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact our board of directors by mail at: RehabCare Group, Inc., Attention: H. Edwin Trusheim, Chairman of the Board, 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105. All communications made by this means will be received by the Chairman of the Board.

  REPORT OF THE COMPENSATION AND NOMINATING/CORPORATE GOVERNANCE COMMITTEE
                      REGARDING EXECUTIVE COMPENSATION

GENERAL

                  The Compensation and Nominating/Corporate Governance Committee of our board of directors administers our executive compensation program. At the end of the fiscal year ended December 31, 2005, the committee was composed of three non-employee directors, Messrs. Trusheim (chairman), Warren and Wight. Messrs. Trusheim and Wight served on the committee for the entire fiscal year. Mr. Warren joined the committee in October, 2005. Mr. Wight became the Chairman of the committee on February 7, 2006.

                  Our executive compensation policy is designed and administered to provide a competitive compensation program that enables us to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner to help enable the company to achieve its goals. We base our compensation policy on the principle that the financial rewards to the executive are aligned with the financial interests of our stockholders.

                  Our executive compensation strategy consists of three separate elements, including base salary, annual incentive compensation and long-term incentive compensation. The Compensation and Nominating/Corporate Governance Committee determines the appropriate compensation ranges for each of our executive officer positions based upon the level and scope of the responsibilities of the office, the pay levels of similarly positioned executive officers among companies competing for the services of these types of executives and a consideration of the level of experience and performance profile of the particular executive officer. In considering the competitors in the market, we emphasize privately-held and publicly-traded healthcare outsourcing companies and service based organizations with similar revenue, earnings and market capitalization profiles to us. The data utilized in determining such ranges is compiled from publicly available information for the comparison group of companies and from various salary surveys that are made available to the public by trade and industry associations, compensation consultants and professional groups.

The following is a summary of the policies underlying each element.

BASE SALARY

                  The committee's recent practice has been to establish a range of base salaries for particular executive officers within the range offered by the comparison group of companies so as to be able to attract and retain high quality people. Salary increases for each of the executive officers are considered annually by the committee and are based upon individual performance evaluations conducted by the committee. In the case of all executive officers other than Dr. Short, the committee also receives and considers the recommendations of the Chief Executive Officer.

                  On the basis of the committee's review of the performance of our executive officers during 2005, the committee increased the salaries of Dr. Short, Mr. Davis and Ms. Henry for 2005 by between 4% and 12.2%, effective March 1, 2006. Mr. Zadoks received a compensation adjustment effective November 1, 2005 immediately prior to being designated as a named executive officer. The committee declined to make a further adjustment to the salary of Mr. Zadoks at the time it reviewed the compensation of the other named executive officers.

ANNUAL INCENTIVE COMPENSATION

                  The committee has established an annual incentive plan pursuant to which the Chief Executive Officer, the named executive officers and other key employees can earn cash bonuses primarily based upon the actual performance of the company during the fiscal year against performance objectives established by the committee at the beginning of the year. In this manner, a substantial portion of the executive officer's annual compensation is tied to the financial performance of the company for that year. A much smaller portion of the executive officer's annual bonus opportunity is tied to the achievement of pre-established individual performance measures which are not directly tied to financial performance of the company but which are believed to benefit the company's operations and results.

                  Bonus targets for executive officers have been established for 2006 by levels of title and responsibility. These bonus targets are expressed as a percentage of an executive officer's year-end annual base salary (between 35% and 60%). Participants may earn cash bonus amounts based upon the company's performance against pre-established operating revenues and earnings per share targets and individual performance against established objectives. Each of the performance criteria are weighted relative to the other performance criteria.

                  Due to the relative weighting of each of the criteria for the annual cash bonus and the fact that achievement of actual operating revenue and earnings per share levels in excess of the target goals will yield greater than a one hundred percent target bonus opportunity for such criteria, executive officers can earn between 0% and 108% of their annual base salary as an annual cash bonus depending on the company's actual financial performance.

                  Upon achievement in excess of 85% of the pre-established target goals for operating revenue and earnings per share, cash bonuses are computed and paid on a sliding scale up to a maximum amount established for each executive officer. If less than 85% of the target goals for operating revenue or earnings per share are not met, no bonus will be paid under the criteria not achieved. The maximum bonus will be earned at the achievement of 110% of the target goal for operating revenues and at the achievement of 120% of the target goal for earnings per share.

                  Each of the named executive officers has also been given individual objectives as part of the annual bonus plan allowing such officer to earn a portion of his or her annual bonus opportunity. The decision as to whether this portion of the bonus has been earned will be based upon a year-end performance evaluation by the Chief Executive Officer, or his designee, of the executive officer's performance against his or her individual objectives.

                  For services rendered during the year ended December 31, 2005, certain of our executive officers received cash bonuses based upon the achievement of year-to-year growth in revenue. These performance-based cash bonuses were computed on the basis of criteria established by the committee at the beginning of 2005 that are similar to the computations and criteria described above for 2006 bonuses, with adjustments in the relative weighting of the performance criteria and the percentage of annual base salary upon which target bonus amounts are to be computed for certain executive officers, as well as revisions in the target bonus percentages paid out at various levels of achievement of the target performance goals. For services performed in 2005, the committee approved the award of performance-based cash bonuses to each of Mr. Davis, Ms. Henry, Mr. Bogovich, Mr. Zadoks and Mr. Germanese in the amounts set forth on the summary compensation table for 2005.

LONG-TERM INCENTIVE COMPENSATION

                  The committee believes that long-term incentive compensation is the most direct way of tying executive performance to increases in stockholder value. The company periodically evaluates the appropriate program delivery mix of both equity and cash based plans. Based on such evaluation, for the three-year performance period starting in 2006 and ending in 2008, the committee established a long-term performance plan consisting of a target cash award payout opportunity for executive officers equal to between 15% and 75% of the officers' current annual base salaries. Participants may earn cash bonus amounts based upon the company's performance against pre-established operating revenues and earnings per share targets and individual performance against established objectives established by the committee for the performance period. Each of the performance criteria is weighted relative to the others in determining the cash amount payable as long-term incentive compensation.

                  Upon achievement of at least 80% of the operating revenue and/or earnings per share target goals established by the committee for the period, cash awards will be paid to the executive officer on a sliding scale to a maximum amount established for the executive officer. If less than 80% of the target goals are not met for the performance period, the executive officer will not be entitled to any long-term performance award. The maximum long-term performance award will be earned at the achievement of 110% of the target goal for operating revenues and at the achievement of 120% of the target goal for earnings per share.

                  Each of the named executive officers has a portion of his or her long-term bonus opportunity tied to the achievement of individual objectives during the performance period. The decision whether this bonus has been earned will be based on a cumulative three year performance evaluation by the Chief Executive Officer, or his designee, of the executive officer's performance against his or her individual objectives.

                  Due to the fact that achievement of actual operating revenue and earnings per share levels in excess of the target goals will yield greater than a one hundred percent long-term incentive award opportunity for such criteria, executive officers can earn between 0% and 120% of their current annual base salary as a long-term cash award for the 2006-2008 performance period depending on the company's actual financial performance.

                  In conjunction with the establishment of cash-based award opportunities for the 2006-2008 performance period, the committee also granted awards of restricted stock as the equity component of the long-term performance award. The equity award is designed to enhance executive retention and equity ownership. The restricted stock subject to the awards will vest in their entirety upon the third anniversary of the date of grant, subject to continued employment of the particular executive officer with the company on such date. The following restricted stock awards were granted as part of the 2006-2008 performance award: Mr. Davis, 8,990 shares; Ms. Henry, 8,600 shares; and Mr. Zadoks, 1,260 shares.

                  Similarly, at the beginning of 2005, the committee had established long-term performance awards targets consisting of both cash and equity for the 2005-2007 performance period. The targets for the cash portion of the award were established by the committee in a manner similar to the computations and criteria described above for the cash portion of the 2006-2008 performance awards, with adjustments to the percentage of annual base salary upon which target long-term performance cash awards are to be computed for certain executive officers, as well as revisions in the target long-term performance cash award percentages to be paid out at various levels of achievement of the target long-term performance goals.

                  The committee also established performance-based option awards pursuant to which all or any portion of the options granted will be forfeited to the company in the event that the maximum level for the pre-established performance goals are not fully achieved. If less than the maximum performance targets are achieved, only a portion of these options will vest on a sliding scale and if the minimum performance targets are not achieved, all of the options will be forfeited to the company. The following performance-based option awards were granted as part of the 2005-2007 performance award: Mr. Davis, 26,250 shares; Ms. Henry, 22,142 shares; Mr. Bogovich, 9,910 shares; and Mr. Germanese, 27,155 shares.

                  The committee also awarded time-vested options as part of the equity portion of the 2005-2007 long-term performance awards. The following time-vested option awards were granted as part of the 2005-2007 performance award: Mr. Davis, 12,018; Ms. Henry, 10,143; Mr. Bogovich, 3,429; and Mr. Germanese, 12,436. These options become exercisable with respect to 25%, 50%, 75% and 100% of the total number of shares subject to the options on each of the first, second, third and fourth anniversaries, respectively, of the date of award. The company accelerated the vesting of these out-of-the-money options on December 15, 2005 to reduce compensation expense that otherwise would be recorded in future periods following the company's adoption of SFAS 123R on January 1, 2006. In addition, the board believes this action further enhances management's focus on increasing shareholder returns and will increase employee morale and retention.

                  Our board of directors, upon the recommendation of the committee, has given the Chief Executive Officer the authority to grant newly hired executives options to purchase up to 10,000 shares of our common stock. Each option has an exercise price equal to the fair market value of common stock on the date of grant and has a term of 10 years.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

                  In connection with the committee's review of the performance of all executive officers during 2005 and adjustment of the salaries of all executive officers for 2006, Dr. Short's base salary was increased 4% to $578,448 effective as of March 1, 2006. The committee determined Dr. Short's compensation increase based upon the company's overall performance, its success in implementing its strategy, the achievement of its goals, the alteration of roles of his management team and its performance, the compensation paid by competing companies and the company's prospects, among other objective and subjective factors.

                  Consistent with the performance criteria applicable to the other named executive officers and previously discussed under the caption "Annual Incentive Compensation" in this committee report, Dr. Short is eligible for an annual bonus based upon the same performance criteria and targets and individual performance goals described above. Dr. Short's target bonus opportunity is computed on the basis of 60% of his year-end 2006 annual base salary, but due to relative weighting of each of the criteria for the annual cash bonus and the fact that achievement of actual operating revenue and earnings per share levels in excess of the target levels will yield greater than one hundred percent of the target annual bonus opportunity for such criteria, Dr. Short can earn between 0% and 108% of his annual base salary at year end 2006 as an annual cash bonus depending on the company's actual financial performance.

                  Likewise, Dr. Short is eligible to participate in the long-term performance plan under similar terms and conditions as the other named executive officers as previously discussed under the caption "Long-Term Incentive Compensation" in this committee report. Dr. Short participates in the long-term incentive plan for the 2006-2008 period and the 2005-2007 period only to the extent of a cash award. Dr. Short's target long-term performance cash award is computed on the basis of 75% of his current annual base salary for the 2006-2008 performance period and 50% of his then-current annual base salary for the 2005-2007 performance period. If the company achieves 110% of the target goal for operating revenues and 120% of the target goal for earnings per share and the committee determines that Dr. Short has met his individual objectives during the 2006-2008 performance period, he can receive up to 120% of his current annual base salary as a cash performance award for the period.

                  As a part of Dr. Short's employment arrangement he was awarded an option to purchase 250,000 shares of the company's common stock at market price on the date of grant, May 4, 2004. Dr. Short is not eligible for any additional equity grants until 2008.

                  Although the foregoing describes the committee's current compensation policies applicable to the executive officers, the committee reserves the right to change these policies at such time in the future and in such a manner as the committee deems necessary or appropriate.

              COMPENSATION AND NOMINATING/CORPORATE GOVERNANCE
                     COMMITTEE OF THE BOARD OF DIRECTORS

                    H. EDWIN TRUSHEIM       LARRY WARREN
                              THEODORE M. WIGHT

                     COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

                  For the years ended December 31, 2005, 2004 and 2003, the following table presents summary information concerning compensation awarded, paid to or earned by our Chief Executive Officer and each of our other most highly compensated executive officers for services rendered to us.

                                                                                                      LONG-TERM
                                                        ANNUAL COMPENSATION                          COMPENSATION
                                               ---------------------------------------  ------------------------------------
                                                                                          SECURITIES
                                                                          OTHER ANNUAL    UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR    SALARY ($)    BONUS ($)    COMPENSATION  OPTIONS (#)(1)   COMPENSATION ($)(2)
---------------------------            ----    ----------    ---------    ------------  --------------   -------------------
John H. Short, Ph.D.                   2005     549,333       115,580           --              --             4,200
President and Chief                    2004     321,875       224,434      120,000(4)      250,000           532,479(5)
Executive Officer (3)                  2003          --            --           --              --           391,600(6)

Tom E. Davis                           2005     311,653        60,251           --          26,250            11,502(7)
Executive Vice President and           2004     299,183       160,406           --          17,038             4,110
Chief Development Officer              2003     281,667        24,959           --          20,000             4,000

Patricia M. Henry                      2005     292,400        57,626           --          22,142            40,898(8)
Executive Vice President               2004     251,400       153,368           --          14,373             3,900
                                       2003     235,000        15,000           --          20,000             4,000

Mark A. Bogovich                       2005     182,633        35,536           --           9,910             4,200
Former Vice President and              2004     158,758        90,571           --           6,269             3,496
Chief Accounting Officer(9)            2003     130,241        15,000           --           5,000             2,604


Jeff A. Zadoks                         2005     153,583        46,265           --              --             3,889
Vice President, Interim                2004     137,000        43,422           --              --             1,484
Chief Financial Officer(10)            2003      11,417         1,200           --           5,000                --

Vincent L. Germanese                   2005     294,967        20,000           --          27,155             4,200
Senior Vice President, Corporate       2004     309,500       176,569           --          17,626             4,110
Development, Former Chief              2003     300,000        15,000           --          20,000               250
Financial Officer and Secretary (11)

-------------------
(1) Totals for 2005 represent performance option awards granted to the named executive officers as part of the 2005-2007 performance award. These options are subject to performance-based vesting conditions and will vest or not vest based on the attainment of performance standards for the 2005-2007 performance period.

(2) Except as otherwise indicated, totals include amounts contributed by us pursuant to the matching portion of our 401(k) plan.

(3) John Short, Ph.D. became our President and Chief Executive Officer in May 2004. He served as our Interim President and Chief Executive Officer from June 2003 until May 2004. Dr. Short's services to us as Interim President and Chief Executive Officer were provided pursuant to the terms of a consulting agreement with Phase 2 Consulting, a consulting firm in which Dr. Short was the managing partner. Dr. Short was not separately compensated by us for his services until his election as President and Chief Executive Officer in May 2004.

(4) Amount represents $120,000 provided to Dr. Short to compensate him for the cost of relocating to St. Louis.

(5) Amount includes aggregate monthly fees of $220,000 and aggregate incentive fees of $312,050 paid to Phase 2 Consulting pursuant to our consulting agreement with Phase 2 Consulting, which terminated effective May 3, 2004 upon the acquisition of Phase 2 Consulting by the company.

(6) Amount represents aggregate monthly fees of $385,000 and aggregate incentive fees of $6,600 paid to Phase 2 Consulting pursuant to our consulting agreement with Phase 2 Consulting.

(7)  Amount includes $7,302 paid to Mr. Davis as a car allowance.

                                     15


(8) Amount includes $36,698 paid to Ms. Henry for reimbursement of travel expenses.

(9) Mr. Bogovich ceased being employed by the company effective February 9, 2006.

(10) Mr. Zadoks' employment with the company commenced on December 1, 2003.

(11) Mr. Germanese ceased being an executive officer on September 1, 2005 when he took a different position with the company.

EMPLOYMENT, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

                  The company currently has a termination compensation agreement with Dr. John H. Short, our President and Chief Executive Officer. Under the agreement, upon termination of employment by Dr. Short for good reason or by the company without cause prior to a change in control, the company will continue for a period of 24 months after the termination date monthly payments to Dr. Short equal to one-twelfth of the sum of his then-current annual salary and his target bonus for the year in which the termination occurs. If Dr. Short's employment is terminated within two years after a change in control by the company without cause or by Dr. Short for any reason, he will be entitled to a lump-sum cash payment equal to 2.99 times his then-current annual salary plus 2.99 times an amount determined by multiplying his then-current annual salary on the termination date by the greater of: (i) the average bonus percentage actually earned by Dr. Short for the five years (or such shorter period that Dr. Short was employed by the company) prior to the change in control or (ii) his target bonus percentage for the year in which the change in control occurs. In addition, Dr. Short will also be entitled to receive an amount equal to his target bonus percentage for the year that the change in control occurs multiplied by his then-current annual salary on the termination date, prorated for the portion of the year during which he was employed by the company.

                  In any of the above-described terminations, Dr. Short will also be entitled to the continuation of his health and welfare benefits for up to two years after the date of termination. In the case of a pre-change in control termination, all stock-based awards that would have become exercisable within six months of the termination date will vest and become exercisable as of the termination date and shall remain exercisable in accordance with the original terms of the grant. In the case of a change in control, all unexpired stock-based awards will vest and become fully exercisable as of the date of the change in control and will remain exercisable in accordance with the original terms of the grant. Dr. Short will also be entitled to executive-level outplacement services by a vendor selected by the company.

                   We currently have separate termination compensation agreements with each of Mr. Davis and Ms. Henry. Under these agreements, upon termination of employment by the executive officer for good reason or by the company without cause prior to change in control, the company will continue for 12 months after the termination date monthly payments equal to one-twelfth of the executive's then-current salary and target bonus for the year in which the termination occurs. If Mr. Davis or Ms. Henry's employment is terminated within two years after a change in control by the executive for good reason or by the company without cause, the executive will be entitled to a lump-sum cash payment equal to 1.5 times his or her then current annual salary plus 1.5 times his or her target bonus in the year that the change in control occurs. In addition, Mr. Davis and Ms. Henry will also be entitled to receive an amount equal to his or her target bonus percentage for the year that the change in control occurs multiplied by his or her then-current annual salary on the termination date, prorated for the portion of the year during which he or she was employed by the company.

                  In any of the above-described pre-change in control terminations, Mr. Davis or Ms. Henry will also be entitled to the continuation of his or her health and welfare benefits for up to twelve months after the date of termination. In the case of a termination after a change in control transaction, Mr. Davis or Ms. Henry will be entitled to the continuation of his or her health and welfare benefits for up to eighteen months after the date of termination. In either case, the terminated officer will be entitled to executive-level outplacement services by a vendor selected by the company.

                  Each of these agreements also contains non-compete and non-solicitation covenants that extend for one year after termination of the executive officer's employment as well as confidentiality provisions protecting the confidential data and information of the company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject the executive officer to the payment of a federal excise tax as "excess parachute payments," we will be required to make an additional "gross-up" payment to cover the additional taxes owed by the officer.

                  A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o    the replacement of the majority of our directors;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the company's outstanding voting stock or a majority of the company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means the executive officer's failure to substantially perform his or her assigned duties or willful misconduct materially injurious to us. "Good reason" generally means the assignment of the executive officer to lesser duties, a reduction in or cancellation of his or her salary, bonus, compensation or other benefit plans, his or her relocation to a new metropolitan area, or any breach of the agreement by us.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                  The following table sets forth information with respect to the exercise of stock options by the executive officers named in the Summary Compensation Table during the year ended December 31, 2005, and the number of exercisable and unexercisable stock options at December 31, 2005, as well as the value of such stock options having an exercise price lower than the closing price on December 31, 2005 ("in-the-money" options) held by the executive officers named in the Summary Compensation Table.

                                                                                                  VALUE OF
                                                                 NUMBER OF SECURITIES            UNEXERCISED
                                                                UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                                   OPTIONS AT FISCAL          OPTIONS AT FISCAL
                                  SHARES                             YEAR-END (#)               YEAR-END ($)
                                ACQUIRED ON         VALUE            EXERCISABLE/               EXERCISABLE/
       NAME                    EXERCISE (#)     REALIZED ($)         UNEXERCISABLE             UNEXERCISABLE(1)
       ----                    ------------     ------------     ---------------------        --------------
John H. Short, Ph.D.                --             $  --           192,317 / 151,044              $ 658,254 / 0

Tom E. Davis                        --                --            187,892 / 36,250          1,408,395 / 5,400

Patricia M. Henry                   --                --             92,373 / 32,142              5,400 / 5,400

Mark A. Bogovich                    --                --             21,269 / 12,410             64,906 / 9,500

Jeff A. Zadoks                      --                --               2,500 / 2,500              5,500 / 5,500

Vincent L. Germanese                --                --             77,626 / 37,155              5,400 / 5,400


-------------------
(1) Based on a price per share of $20.20, the closing price of our common stock on December 31, 2005.

OPTION GRANTS IN LAST YEAR

                  The following table sets forth information concerning stock option grants made in the year ended December 31, 2005, to the executive officers named in the Summary Compensation Table.


                                                 INDIVIDUAL GRANT
                           ---------------------------------------------------------------
                                                                                                POTENTIAL REALIZABLE VALUE
                                                PERCENT OF                                       AT ASSUMED ANNUAL RATES
                              NUMBER OF        TOTAL OPTIONS                                   OF STOCK PRICE APPRECIATION
                              SECURITIES         GRANTED TO                                         FOR OPTION TERM(4)
                              UNDERLYING        EMPLOYEES IN     EXERCISE OR                   ---------------------------
                               OPTIONS             FISCAL         BASE PRICE    EXPIRATION
      NAME                 GRANTED (#)(1)(2)      YEAR (%)         ($/SH)        DATE(3)          5% ($)        10% ($)
      ----                 -----------------      --------         ------        -------          ------        -------
John H. Short, Ph.D.              --                  --               --              --              --              --
Tom E. Davis                  38,268               11.70%          $27.99        2/8/2015        $673,622      $1,707,092
Patricia M. Henry             32,285                9.87%           27.99        2/8/2015         568,305       1,440,197
Mark A. Bogovich              13,339                4.08%           27.99        2/8/2015         234,803         595,037
Jeff A. Zadoks                    --                  --               --              --              --              --
Vincent L. Germanese          39,591               12.10%           27.99        2/8/2015         696,911       1,766,109

-------------------
(1) Includes the following time-based option awards granted to the named executive officers as part of the 2004-2006 performance award: Mr. Davis 12,018; Ms. Henry, 10,143; Mr. Bogovich, 3,429; and Mr. Germanese, 12,436. These options become exercisable with respect to 25%, 50%, 75% and 100% of the total number of shares subject to the options on each of the first, second, third and fourth anniversaries, respectively, of the date of award. The vesting of time-based option awards with an exercise price greater than $20.34 that were granted prior to December 15, 2005 was accelerated to December 15, 2005.

(2) Includes the following performance option awards granted to the named executive officers as part of the 2005-2007 performance award: Mr. Davis, 26,250; Ms. Henry, 22,142; Mr. Bogovich, 9,910; and Mr. Germanese, 27,155. These options are subject to performance-based vesting conditions and will vest or not vest based on the attainment of performance standards for the 2005-2007 performance period.

(3) The options terminate on the earlier of ten years after grant; three months after termination of employment, except in the case of retirement, death or total disability; or 24 months after termination of employment in the case of retirement, death or total disability.

(4) The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect our views as to the likely trend in our common stock price. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on, among other things, the future performance of our common stock and overall market conditions. There can be no assurance that the amounts reflected above will be achieved. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or delayed exercisability.


                                PROPOSAL II.
                    APPROVAL OF THE REHABCARE GROUP, INC.
                         2006 EQUITY INCENTIVE PLAN

                  On February 7, 2006, our board of directors authorized, subject to stockholder approval, the creation of the RehabCare Group, Inc. 2006 Equity Incentive Plan. The purposes of the 2006 Equity Incentive Plan are to provide employees an incentive for continuation of their efforts for the success of the company and for continuity of employment, to induce directors of the company to remain directors of the company over the long term, to align directors' and employees' interests in the company's financial performance more directly with those of the stockholders and to aid the company in competing with other enterprises for the services of new directors and employees. The 2006 Equity Incentive Plan will provide benefits similar to those provided under the RehabCare Group, Inc. Second Amended and Restated 1996 Long-Term Performance Plan. By its terms, new awards may not be granted under the Second Amended and Restated 1996 Long-Term Performance Plan after its expiration effective April 23, 2006. As of December 31, 2005 there were 874,512 shares remaining available for grant under the Second Amended and Restated 1996 Long-Term Performance Plan, of which 68,710 shares subject to restricted stock awards and 64,000 shares underlying option awards were granted and 48,910 shares underlying option awards were forfeited between year-end and the record date of March 6, 2006, With respect to the remaining 790,712 shares available for grant, the company agrees that no more than 45,000 shares subject to equity awards shall be granted out of this plan between the record date and April 23, 2006, the plan's effective expiration date. The following table summarizes the awards outstanding and available for grant:

======================================================================================================================

                                         AS OF DECEMBER 31, 2005           AS OF THE RECORD DATE OF MARCH 6, 2006
----------------------------------------------------------------------------------------------------------------------
Number of stock options                  2,347,441                         2,351,931
  outstanding(1),(2)
Number of unvested restricted shares     0                                 68,710
  granted and outstanding
Total number of awards granted and       2,347,441                         2,420,641
  outstanding
Shares available to grant under the      874,512                           790,712 of which no more than 45,000 can
  Second Amended and Restated 1996                                         be granted between the record date and
  Long-Term Performance Plan                                               the expiration date of the Second Amended
                                                                           and Restated 1996 Long-Term Performance
                                                                           Plan.

(1) No dividend equivalents attributable to any outstanding option awards.
(2) Weighted average exercise price of $20.73 and weighted average term to expiration of 5.23 years for options outstanding as of March 6, 2006.
----------------------------------------------------------------------------------------------------------------------

                  An aggregate of 1,000,000 shares will be available for future grants of stock options and stock-based incentives to our key employees and our directors under the 2006 Equity Incentive Plan. No more than 200,000 shares may be granted to non-employee directors under the plan. We are requesting that the stockholders approve the number of shares described above for issuance under the plan. The 2006 Equity Incentive Plan is intended to replace the RehabCare Group, Inc. Second Amended and Restated 1996 Long-Term Performance Plan because the company will not be able to make further awards under the Second Amended and Restated 1996 Long-Term Performance Plan, after April 23, 2006. Accordingly, the board of directors believes that the approval of the plan is necessary and appropriate to (i) further the aims of the company's executive compensation policies and objectives, and (ii) maintain flexibility and uninterrupted availability of authorized shares for our key employees and our non-employee directors' compensation program.

                  The 2006 Equity Incentive Plan will be administered by the Compensation and Nominating/Corporate Governance Committee of our board of directors. The members of this committee are all independent directors. The committee, by majority action thereof, is authorized in its sole discretion to determine the individuals to whom benefits will be granted, the type and amount of such benefits and the terms of the benefit grants, as well as to interpret the plan, to prescribe, amend and rescind rules and regulations relating to the plan, to provide for conditions and assurances deemed necessary or advisable to protect our interests, and to make all other determinations necessary or advisable for the administration of the plan to the extent not contrary to the express provisions of the plan. Because awards are granted under the plan at the discretion of the committee, the amount of awards to be granted is not determinable.

                  Notwithstanding the above, the maximum number of shares subject to stock options and stock appreciation rights that may be awarded to any individual may not exceed 100,000 shares in any calendar year, except for the chief executive officer for whom the annual maximum shall be 250,000 (each as adjusted in accordance with the plan). The maximum number of shares subject to all other equity awards that may be awarded to any individual may not exceed 100,000 shares in any calendar year. No non-employee director may receive an award subject to more than 15,000 shares in any one-year period.

                  Currently, approximately 40 employees, officers and directors are eligible to participate in the 2006 Equity Incentive Plan. The complete text of the plan is set forth in Appendix A to this proxy statement. The following summary of the plan is qualified by reference to the complete text of the plan.

DESCRIPTION OF PLAN

                  Under the terms of the plan, our officers, directors and key employees or our officers, directors and key employees of any designated subsidiary will be eligible to receive (a) stock appreciation rights; (b) restricted stock; (c) performance awards; (d) stock units, (e) incentive stock options; (f) nonqualified stock options; or (g) any other type of equity based award.

                  STOCK APPRECIATION RIGHTS. The committee may grant stock appreciation rights giving the holder thereof a right to receive, at the time of surrender, a payment equal to the difference between the fair market value of such stock on the date of surrender of the stock appreciation rights and the "Base Price" established by the committee at the time of grant, subject to any limitation imposed by the committee on appreciation. The "Base Price" shall not be less than the fair market value of our common stock on the date of grant of the stock appreciation rights. In the committee's discretion, the value of a stock appreciation right may be paid in cash or our common stock, or a combination thereof. A stock appreciation right may be granted either independent of, or in conjunction with, any stock option. If granted in conjunction with a stock option, at the discretion of the committee, a stock appreciation right may either be surrendered (a) in lieu of the exercise of such stock option, (b) in conjunction with the exercise of such stock option, or (c) upon expiration of such stock option. The term of any stock appreciation right shall be established by the committee, but in no event shall a stock appreciation right be exercisable more than ten years from the date of grant.

                  RESTRICTED STOCK. The committee may issue shares of our common stock either as a stock bonus or at a purchase price of less than fair market value, subject to the restrictions or conditions specified by the committee at the time of grant. In the case of any restricted stock, the purchase price, if any, will be determined by the committee. The restricted stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of us to reacquire the restricted stock at the purchase price, if any, originally paid therefor upon termination of the employee's employment or upon termination of the director's services as a member of our board of directors within specified periods; and (iii) such other restrictions, conditions and terms as the committee deems appropriate. During the period of restriction, holders of restricted stock shall be entitled to receive all dividends and other distributions made in respect of such stock and to vote such stock without limitation.

                  PERFORMANCE AWARDS. The committee may grant performance awards consisting of shares of our common stock, monetary units payable in cash or a combination thereof. These grants would result in the issuance, without payment therefor, of our common stock or the payment of cash upon the achievement of certain pre-established performance criteria (such as return on average total capital employed, earnings per share or increases in share price) during a specified performance period. The participating employee will have no right to receive dividends on, or to vote any shares subject to, a performance award until the award is actually earned and the shares are issued. In the event that a person who is required to file reports under
Section 16 of the Securities Exchange Act of 1934 receives a performance award that includes shares of our common stock, such shares received may not be disposed of by such person until six months following the date of issuance (except in the case of a change of control).

                  STOCK UNITS. The committee may grant awards consisting of stock units under the plan. A stock unit represents the right to receive a share of stock from the company at a designated time in the future. These awards may be subject to restrictions, terms and conditions established by the committee. The participating employee will generally not have the rights of a shareholder until the stock subject to the award is issued. In the discretion of the committee, a participating employee may receive payments in cash, or adjustment in the number of stock units, equivalent to the dividends the participating employee would have received if he or she had been the owner of shares of stock rather than stock units.

                  INCENTIVE STOCK OPTIONS. Incentive stock options may be granted only to participants who are employees of the company at the time of grant. The committee may grant incentive stock options to purchase shares of our common stock at a price not less than 100% of the fair market value of the shares on the date the option is granted. Incentive stock options will be exercisable not earlier than six months and not later than ten years after the date they are granted and will terminate not later than three months after termination of employment for any reason other than death or disability, and during such three month period shall be exercisable only as to those shares with respect to which it had become exercisable on the date of termination of employment. In the event of termination of employment as a result of death or disability, such option, to the extent exercisable on the date of termination as a result of death or disability, will be exercisable for twelve months after such termination. However, in no event shall any incentive stock option be exercised more than ten years after its grant. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all option plans of us and our subsidiaries) shall not exceed $100,000.

                  NONQUALIFIED STOCK OPTIONS. The committee may grant nonqualified stock options to purchase shares of our common stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. Nonqualified stock options may not be exercisable later than ten years after the date they are granted. Nonqualified stock options may terminate earlier following termination of employment or termination of a director's services as a board member, as provided in the option agreement under which the option is granted. The committee shall have the right to determine at the time the option is granted whether shares issued upon exercise of a nonqualified stock option shall be subject to restrictions, and if so, the nature of the restrictions.

                  OTHER EQUITY AWARDS. The committee may grant other types of equity-based awards not otherwise described in the plan in such amounts and subject to such terms as the committee may determine.

                  The board of directors may terminate, amend or modify the plan; provided, however, that no such action of the board of directors may, without the approval of our stockholders: (a) increase the total number of shares of our common stock which may be issued under the plan or increase the amount or type of benefits that may be granted; (b) change the minimum purchase price, if any, of shares of our common stock which may be subject to benefits; or (c) modify the requirements as to eligibility for benefits under the plan. The company will not adjust or amend the exercise price of any stock options previously awarded under the plan, whether through amendment, cancellation, replacement grants or any other means, without the approval of the company's stockholders.

TRANSFERABILITY OF AWARDS

                  With the exception of nonqualified stock options, lifetime transfers of awards granted under the plan are generally not permitted. A participant is allowed to transfer awards granted under the plan upon his or her death by will or through the laws of descent and distribution. In addition to the foregoing methods, nonqualified stock options may be transferred by a participant to (i) the participant's spouse, children or grandchildren; (ii) a trust for the benefit of the participant or the participant's spouse, children or grandchildren; or (iii) a company with respect to which eighty percent or more of the equity interests in the company are owned by the participant or the participant's spouse, children or grandchildren. No other transfers of awards under the plan are permitted.

FEDERAL INCOME TAX CONSEQUENCES

                  No income will be realized by a participating officer, director or employee on the grant of an incentive stock option or a nonqualified stock option, the grant of a stock appreciation right or upon the award of restricted stock, and we will not be entitled to a deduction at such time. If a holder exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise. We will not be entitled to a deduction by reason of the exercise.

                  If a holder disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. We generally will be entitled to a deduction in the year of the disqualifying disposition, except to the extent (if any) that such deduction may be limited under Sections 162(m) or 280G of the Internal Revenue Code of 1986, as amended ("Code").

                  Upon the exercise of a nonqualified stock option or the surrender of a stock appreciation right, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price or base price, as the case may be, is ordinary income to the holder as of the date of exercise. We generally will be entitled to a deduction equal to such excess amount in the year of exercise, except to the extent (if any) that such deduction may be limited under Sections 162(m) or 280G of the Code.

                  Subject to a voluntary election by the holder under
Section 83(b) of the Code, a holder will realize income as a result of the award of restricted stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Code would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares, in the event of a Section 83(b) election) over the purchase price, if any, of such shares. We generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income, except to the extent (if any) that such deduction may be limited under Sections 162(m) or 280G of the Code.

                  An officer, director or employee will realize income as a result of a performance award or stock unit at the time the award is issued or paid. The amount of income realized by the participant will be equal to the fair market value of the shares on the date of issuance or the amount of the cash compensation paid. We will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment, except to the extent (if any) that such deduction may be limited under Sections 162(m) or 280G of the Code.

                  The tax consequences to the participant described above assume that, to the extent any award under the plan is subject to the requirements of Section 409A of the Code, such award will comply with that section. In the event any such award that is subject to Section 409A were determined not to be in compliance with Section 409A, the participant could be subject to earlier taxation, a penalty tax of twenty percent of the amount includible in gross income, and interest on federal income taxes that would have been payable if such amount were taxable when first deferred.

EQUITY COMPENSATION PLAN BENEFIT INFORMATION

                  The following table provides information as of December 31, 2005 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.


                                                                                               NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                                                                               FUTURE ISSUANCE UNDER
                                        NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE         EQUITY COMPENSATION
                                        BE ISSUED UPON EXERCISE       EXERCISE PRICE OF          PLANS (EXCLUDING
                                        OF OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,     SECURITIES REFLECTED IN
                                          WARRANTS AND RIGHTS        WARRANTS AND RIGHTS           COLUMN (a))
        PLAN CATEGORY                             (a)                        (b)                       (c)
    ----------------------              -----------------------      --------------------     -----------------------
Equity compensation plans approved by
  stockholders                                 2,347,441                   $20.91                    874,512

Equity compensation plans not
  approved by stockholders                         -                          -                         -
                                              ===========                 ========                 ==========
Total                                          2,347,441                   $20.91                    874,512


                  The vote required to approve the 2006 Equity Incentive Plan is a majority of the shares of our common stock voting, in person or by proxy, at the annual meeting, provided that the total vote cast on the proposal represents over 50 percent of our outstanding shares.

                  Our board of directors recommends a vote "FOR" the approval of the RehabCare Group, Inc. 2006 Equity Incentive Plan.

                                PROPOSAL III.
        RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                               ACCOUNTING FIRM

                  The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm (independent auditors) for the fiscal year ended December 31, 2006 and the board of directors is asking for ratification of this appointment. Although we are not required to seek shareholder ratification of our independent registered public accounting firm because the Audit Committee is required under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the Securities and Exchange Commission to have responsibility for the appointment of our independent auditors, this proposal is put before you in order to seek your views on this important corporate matter. If you do not ratify the appointment, the Audit Committee will take the matter under advisement. We anticipate that representatives of KPMG LLP will attend the annual meeting. Such representatives will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

                  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements, and fees billed for other services rendered by KPMG LLP for the fiscal years shown.

                                                   FISCAL YEAR ENDED                      FISCAL YEAR ENDED
                                                   DECEMBER 31, 2005                      DECEMBER 31, 2004
                                                   -----------------                      -----------------
     Audit Fees (1)  ...............                 $   663,000                          $      630,695
     Audit-Related Fees (2) ........                      46,900                                 285,171
     Tax Fees (3)  .................                      71,283                                 260,960
     All Other Fees (4)  ...........                          --                                      --
                                                     ===========                          ==============
        Total ......................                 $   781,183                          $    1,176,826

-------------------
(1) Audit Fees consist of fees rendered for professional services rendered for the audit of our financial statements included in our Form 10-K during the years ended December 31, 2005 and 2004, review of our Form 10-Qs and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagement.


(2) Audit Related Fees consist of fees rendered for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." This category includes fees related primarily to an audit of the employee benefit plans for 2005 and 2004, due diligence procedures related to acquisitions, and documentation assistance in 2004 under
     Section 404 of the Sarbanes-Oxley Act of 2002.

(3) Tax Fees consist of fees rendered for professional services rendered for tax compliance and tax advice. These services include assistance regarding federal and state tax compliance and tax and compliance work in connection with acquisitions. Such fees can be further categorized as tax compliance and preparation services and tax consulting and advisory services. For 2005 we paid $19,760 for tax compliance and preparation services and $51,523 for tax consulting and advisory services. For 2004 we paid $219,000 for tax compliance planning and preparation services and $41,960 for tax consulting and advisory services.

(4) All Other Fees consist of fees for products and services other than the services reported above.

                  Our Audit Committee has established a policy requiring the approval of all audit engagement fees and terms and the pre-approval of all non-audit services provided to us by KPMG LLP. The policy prohibits the Audit Committee from delegating to management the committee's responsibility to pre-approve permitted services of our independent auditor.

                  During 2005 and 2004, the Audit Committee pre-approved non-audit services related to tax compliance, assistance with documenting controls under Sarbanes-Oxley Section 404, and due diligence assistance on potential acquisitions. The Audit Committee pre-approved all of the fees for services covered under the captions "Audit Related Fees," "Tax Fees," and "All Other Fees" for fiscal years 2005 and 2004.

                  Prior to retaining KPMG LLP to provide any non-audit services, the Audit Committee considered whether KPMG LLP's provision of all these services was compatible with maintaining the independence of KPMG LLP and determined that the provision of these services would not interfere with KPMG LLP's independence.

                  The affirmative vote of a majority of the shares of our common stock voting in person or by proxy at the annual meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2006.

                  Our board of directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2006.

                        REPORT OF THE AUDIT COMMITTEE

DUTIES AND RESPONSIBILITIES

                  The primary function of the Audit Committee is oversight of our financial reporting process on behalf of our board of directors. The company's management is responsible for the preparation, presentation and integrity of the company's financial statements as well as the maintenance of appropriate accounting and financial reporting practices and policies and internal controls and procedures designed to provide reasonable assurances that the company is in compliance with applicable accounting standards, laws and regulations. The company's independent auditors, KPMG LLP, are responsible for planning and performing a proper audit of the company's annual financial statements and performing reviews of the company's quarterly financial statements prior to the filing of each of these reports with the Securities and Exchange Commission.

                  The officers and employees of the company who are responsible for the financial management of the company and the independent auditors have more time, knowledge and detailed information regarding the company and its financial information than do the committee members. Consequently, in carrying out our responsibilities, the committee is not providing any expert or special assurances as to the company's financial statements or any professional certification as to the independent auditors' work. Each member of the committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the company from which he or she receives information and (ii) the accuracy of the financial and other information provided to the committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the board of directors).

                  In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements and management's report on the effectiveness of our internal control over financial reporting in our Annual Report on Form 10-K with management. In connection with its review of the financial statements, the committee discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles and on management's report on the effectiveness of our internal control over financial reporting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, replace the independent auditors. The Audit Committee also oversees the performance of the company's internal audit function.

DISCLOSURE POLICY

                  We adopted a Corporate Disclosure Policy effective October 25, 2004, and we amended it on March 10, 2006. This policy covers all employees and board members of the company as to completeness and accuracy of disclosures made in public filings and as required under Regulation Fair Disclosure.

CHARTER

                  The Audit Committee operates pursuant to a charter, which was approved and adopted by the board of directors first on May 10, 2000, and which was amended on August 27, 2003 and July 27, 2004. The charter and our performance under the charter are reassessed annually by the Audit Committee. The Audit Committee charter can be found on our website at www.rehabcare.com under the "For Our Investors" section and is available in print to any shareholder who requests it.

INDEPENDENCE AND QUALIFICATION OF MEMBERS

                  Our board of directors has determined that each of the members of the Audit Committee is independent within the meaning of the listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended, and that each of the committee members possesses the financial qualifications required of Audit Committee members under the Exchange Act. Our board has determined William G. Anderson and Anthony S. Piszel meet the Securities and Exchange Commission's requirements for, and has designated each of them as, Audit Committee financial experts.

INDEPENDENCE OF AUDITORS FROM MANAGEMENT

                  The committee meets with the independent auditors, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The committee reviewed with the independent auditors the acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including, but not limited to, those matters required to be discussed under SAS 61 (Codification of Statements on Auditing Standards). The committee has received from the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In connection with this disclosure, the committee has discussed with the independent auditors the auditors' independence from management and us.

                  We discussed with KPMG LLP their independence from the company and management and considered the auditor's independence for all audit and non-audit services performed. We meet privately with the independent auditors, have the sole authority to retain and dismiss the independent auditors and periodically review their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The Audit Committee has sole authority to approve all audit engagement fees and terms and pre-approve all non-audit services.

                  We have the authority to conduct any investigation we deem appropriate in fulfilling our responsibilities and have the ability to retain, at the company's expense, any legal, accounting or other consultants we deem necessary in the performance of our duties without the prior approval of the full board of directors.

                  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our board of directors that the audited financial statements be included in the Annual

Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

ANNUAL EVALUATION OF MEMBERS

         We annually evaluate the performance of the committee and its members and report our conclusions to the board of directors. No audit committee member serves on the audit committee of more than two other public companies.

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

       WILLIAM G. ANDERSON, CPA     COLLEEN CONWAY-WELCH, PH.D., R.N.

                  ANTHONY S. PISZEL, CPA     HARRY E. RICH


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           Beginning in 2003, we retained a software vendor for various computer related activities. John H. Short, our President and Chief Executive Officer and a director, is also a director of the software company and Theodore M. Wight, a director, was also a director of the software company until his resignation from the software company's board on April 27, 2005. Dr. Short owns 5.5% of the fully diluted capitalization of the software company. Until June 2004, when the United States Small Business Administration was appointed as a receiver for Pacific Northwest Partners SBIC, L.P., Mr. Wight was deemed to control through his affiliation with Pacific Northwest Partners SBIC, L.P., 27.3% of the fully diluted capitalization of the software company. Subsequent to June 2004, Mr. Wight retained personal ownership of 1.34% of the total capitalization of the software company. We paid the software vendor approximately $7,000 and $330,000 in 2005 and 2004, respectively. Effective September 30, 2005, we terminated our website hosting agreement with the software vendor.

           We purchased air transportation services from 55JS Limited, Co. at an approximate cost of $560,000 and $190,000 for the year ended December 31, 2005 and the period from May 3, 2004 to December 31, 2004, respectively. 55JS Limited, Co. is owned by Dr. Short, our President and Chief Executive Officer. The air transportation services are billed to us for hourly usage of 55JS's plane for company business.

                          PROPOSALS OF STOCKHOLDERS

         Proposals of stockholders and nominations for directors intended to be presented at the 2007 annual meeting of stockholders must be received by our corporate secretary, 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105, by not later than November 28, 2006, for consideration for inclusion in the proxy statement and proxy card for that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies. Stockholder proposals and nominations for directors that do not appear in the proxy statement may be considered at the 2007 annual meeting of stockholders only if written notice of the proposal is received by us by not earlier than January 31, 2007 and not later than March 2, 2007.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than 10% of our outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the reports furnished to us and written representations from our directors and executive officers, we believe that our directors and executive officers complied with all applicable Section 16(a) filing requirements during the year ended December 31, 2005.

                    STOCKHOLDER RETURN PERFORMANCE GRAPH

                  The following graph compares the cumulative stockholder returns, assuming the reinvestment of dividends, of our common stock on an indexed basis with the New York Stock Exchange ("NYSE") Market Index and the Dow Jones Industry Group - Index of Health Care Providers ("HEA Index") for the period beginning January 1, 2001 and ending December 31, 2005:

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
           REHABCARE GROUP, INC, NYSE MARKET INDEX AND PEER INDEX

                                  [GRAPH]


Assumes $100 invested on January 1, 2001 in RehabCare Group, Inc. common stock, the NYSE Market Index and the HEA Index
               and assumes that all dividends were reinvested.

---------------------------------------------------------------------------------------------------------------
                                                         Fiscal Year Ending
Company/ Index/        ----------------------------------------------------------------------------------------
Market                     12/31/2000     12/31/2001     12/31/2002     12/31/2003     12/31/2004    12/31/2005
---------------------------------------------------------------------------------------------------------------
RehabCare Group                 $100         $57.62         $37.14         $41.38        $54.48         $39.32
---------------------------------------------------------------------------------------------------------------
Health Care Provider            $100         $95.87         $87.31        $117.57       $153.85        $207.01
---------------------------------------------------------------------------------------------------------------
NYSE Market Index               $100         $91.09         $74.41         $96.39       $108.85        $117.84
---------------------------------------------------------------------------------------------------------------

                                ANNUAL REPORT

                  We simultaneously mailed our annual report for the year ended December 31, 2005, to our stockholders. A copy of our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (excluding exhibits), may be obtained by any stockholder, without charge, upon making a written or telephone request to Betty Cammarata, Investor Relations, 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105, telephone 800-677-1238, or by accessing our Internet site at www.rehabcare.com and clicking on the "For Our Investors" section.

                          HOUSEHOLDING OF MATERIALS

                  In some instances, only one copy of this proxy is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at 800-677-1238, or send a written request to Betty Cammarata, Investor Relations, RehabCare Group, Inc., 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

                                OTHER MATTERS

                  As of the date of this proxy statement, our board of directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the annual meeting other than those specifically referred to herein. If, however, any other matters should properly come before the annual meeting, it is the intention of the persons named as proxies to vote the shares represented by proxy cards granting such proxies discretionary authority to vote on such other matters in accordance with their judgment as to our best interest on such matters.


                                  David B. Groce,
                                  Senior Vice President, General Counsel &
                                  Corporate Secretary

March 28, 2006

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

                                                                  APPENDIX A


                            REHABCARE GROUP, INC.
                         2006 EQUITY INCENTIVE PLAN

         1. PURPOSES. The purposes of this 2006 Equity Incentive Plan (the "Plan") are (i) to encourage certain employees of RehabCare Group, Inc. (the "Corporation"), and of such Subsidiaries of the Corporation as the Committee administering the Plan designates, to acquire Common Stock of the Corporation or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such employees and the Corporation and thus provide an incentive for continuation of the efforts of employees for the success of the Corporation and for continuity of employment; and (ii) to induce Directors of the Corporation to remain Directors of the Corporation over the long term, to align the Directors' interests in the Corporation's financial performance more directly with those of the stockholders and to aid the Corporation in competing with other enterprises for the services of new Directors. For purposes of this Plan, Subsidiary means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

         2. ADMINISTRATION. The Plan will be administered by the Compensation and Nominating/Corporate Governance Committee (the "Committee") of the Board of Directors of the Corporation consisting of two or more Directors as the Board may designate from time to time. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of the Corporation and its stockholders and in accordance with the purpose of the Plan. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. Subject to the express provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, to determine the terms and provisions of the respective award agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the Plan. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members.

         3. SHARES RESERVED UNDER THE PLAN. Subject to adjustment as provided in Section 16, there is hereby reserved for issuance under the Plan an aggregate of One Million (1,000,000) shares of Common Stock of the Corporation, which may be authorized but unissued or treasury shares. The maximum number of shares that may be issued pursuant to ISOs under this Plan shall be one million (1,000,000) shares. The maximum number of shares that may be granted to nonemployee Directors shall be two hundred thousand (200,000) shares, and no nonemployee Director may receive an award subject to more than fifteen thousand (15,000) shares in any one-year period.

         Shares covered by an award shall only be counted as used to the extent they are actually issued. Any shares related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged with the Committee's permission, prior to the issuance of shares, for awards not involving shares, shall be available again for grant under this Plan. Moreover, if the option price of any Option granted under this Plan or the tax withholding requirements with respect to any award granted under this Plan are satisfied by tendering shares to the Corporation (by either actual delivery or by attestation), or if an SAR is exercised, only the number of shares issued, net of the shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of shares available for delivery under this Plan.

         The maximum number of shares of Common Stock subject to stock options and stock appreciation rights that may be awarded to any individual shall not exceed 100,000 shares in any calendar year, except for the chief executive officer for whom the annual maximum shall be 250,000 (each as adjusted in accordance with Section 16). The maximum number of shares of Common Stock subject to all other equity awards that may be awarded to any individual shall not exceed 100,000 shares in any calendar year.

         4. PARTICIPANTS. Participants will consist of such officers, Directors, and key employees of the Corporation or any designated Subsidiary as the Committee in its sole discretion determines have a major impact on the success and future growth and profitability of the Corporation. Designation of a participant in any year shall not require the Committee to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits.

         5. TYPES OF BENEFITS. The following benefits may be granted under the Plan: (a) stock appreciation rights ("SARs"); (b) restricted stock ("Restricted Stock"); (c) performance awards ("Performance Awards"); (d) stock units ("Stock Units"); (e) incentive stock options ("ISOs"); (f) nonqualified stock options ("NQSOs"); and any other type of equity-based award ("Other Equity Awards"), all as described below.

         6. AWARD OF BENEFITS. The Committee may, in its sole discretion, grant benefits in accordance with the Plan, and establish the timing, pricing, amount, and other terms and conditions of such grants, which need not be uniform with respect to the various participants or with respect to different grants to the same participant. All benefits granted under the Plan shall be granted as of an award date which shall be designated in the particular award agreement. If no award date is so specified, the award date shall be the date that the Committee action granting the award is effective. Promptly after each award date, the Corporation shall notify the participant of the grant of the benefit, and shall deliver to the participant an agreement awarding the benefit, duly executed by and on behalf of the Corporation.

         7. STOCK APPRECIATION RIGHTS. A SAR is the right to receive all or a portion of the difference between the fair market value of a share of Common Stock and the exercise price of the SAR established by the Committee, subject to such terms and conditions set forth in a SAR Agreement as may be established by the Committee in its sole discretion. At the discretion of the Committee, SARs may be exercised (a) in lieu of exercise of an option,
(b) in conjunction with the exercise of an option, (c) upon lapse of an option, (d) independent of an option or (e) each of the above in connection with a previously awarded option under the Plan. At the time of grant, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR. At the discretion of the Committee, payment for SARs may be made in cash or shares of Common Stock of the Corporation, or in a combination thereof. SARs will be exercisable not later than ten years after the date they are granted and will expire in accordance with the terms established by the Committee. The grant price of a SAR must be at least equal to one hundred percent (100%) of the fair market value of the shares as determined on the grant date.

         8. RESTRICTED STOCK. Restricted Stock shall consist of Common Stock of the Corporation issued or transferred under the Plan (other than upon exercise of SARs, stock options or as Performance Awards or Stock Units) at any purchase price less than the fair market value thereof on the date of issuance or transfer, or as a bonus. In the case of any Restricted Stock:

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

                  (a) The purchase price, if any, will be determined by the Committee.

                  (b) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Corporation to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee's employment or upon termination of the Director's services as a member of the Board within specified periods; and (iii) such other restrictions, conditions and terms as the Committee deems appropriate.

                  (c) Except as otherwise provided in a participant's award agreement, the participant shall be entitled to all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Corporation in the event of the forfeiture of the Restricted Stock.

                  (d) Except as otherwise provided in a participant's award agreement, the participant shall be entitled to vote the Restricted Stock during the period of restriction.

                  (e) The Committee shall determine whether Restricted Stock is to be delivered to the participant with an appropriate legend imprinted on the certificate or if the certificate will be deposited in escrow pending removal of the restrictions.

         9. PERFORMANCE AWARDS. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant performance awards to participants in such amounts and upon such terms as the Committee shall determine. Performance Awards may consist of Common Stock of the Corporation, monetary units, or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Committee are achieved over a period of time designated by the Committee. The goals established by the Committee may include: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; customer satisfaction; working capital targets; economic value added or EVA(R) (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and return on average total capital employed.

         In the event the minimum goal is not achieved at the conclusion of the period, no payment shall be made to the participant. Actual payment of the award earned shall be in cash or in Common Stock of the Corporation or in a combination of both, as the Committee in its sole discretion determines. If Common Stock of the Corporation is used, the participant shall not have the right to vote and receive dividends until the actual shares are issued.

         10. STOCK UNITS. A Stock Unit represents the right to receive a share of Common Stock from the Corporation at a designated time in the future, subject to such restrictions, terms and conditions set forth in a Stock Unit Agreement as may be established by the Committee in its sole discretion. The participant generally does not have the rights of a shareholder until receipt of the Common Stock. A Stock Unit agreement may, in the discretion of the Committee, provide for payments in cash, or adjustment in the number of Stock Units, equivalent to the dividends the participant would have received if the participant had been the owner of shares of Common Stock rather than Stock Units.

         11. INCENTIVE STOCK OPTIONS. ISOs shall consist of stock options to purchase shares of Common Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. The purchase price may be paid (i) by check or, in the discretion of the Committee, either (ii) by the delivery of shares of Common Stock of the Corporation then owned by the participant or (iii) by a combination of cash and Common Stock of the Corporation, in the manner provided in the option agreement. ISOs will be exercisable not earlier than six months and not later than ten years after the date they are granted and will terminate not later than three months after termination of employment for any reason other than death or disability. In the event termination of employment occurs as a result of death or disability, such an option will be exercisable for twelve months after such termination to the extent provided in the ISO agreement. In no event shall any ISO be exercised more than ten years after its grant. Leaves of absence granted by the Corporation for military service, illness, and transfers of employment between the Corporation and any Subsidiary thereof shall not constitute termination of employment. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Corporation and its Subsidiary corporations) shall not exceed $100,000. ISOs shall be granted only to employees of the Corporation or a Subsidiary.

         12. NONQUALIFIED STOCK OPTIONS. NQSOs shall consist of nonqualified stock options to purchase shares of Common Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. The purchase price may be paid (i) by check or, in the discretion of the Committee, either (ii) by the delivery of shares of Common Stock of the Corporation then owned by the participant or (iii) by a combination of cash and Common Stock of the Corporation, in the manner provided in the option agreement. NQSOs will be exercisable not later than ten years after the date they are granted. In no event shall any option be exercised more than ten years after its grant, and an option may terminate earlier following termination of employment or termination of a Director's services as a Board Member, as provided in the option agreement.

         13. OTHER EQUITY AWARDS. The Committee may grant other types of equity-based awards not otherwise described in the Plan in such amounts and subject to such terms as the Committee shall determine.

         14. TERMINATION OF EMPLOYMENT. Each award agreement shall set forth the terms and conditions applicable to an award following termination of the participant's employment with or provision of services to the Corporation or a Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the award agreement entered into with each participant, need not be uniform among all awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

         15. VESTING REQUIREMENTS. Except with respect to a maximum of ten percent (10%) of the share authorization, any Full Value Awards which vest on the basis of the participant's continued employment with or provision of service to the Corporation shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Full Value Awards in the event of the Participant's death, disability, or retirement, or a Change in Control. For purposes of this Plan a Full Value Award means an award other than in the form of an option or SAR, and which is settled by the issuance of shares.

         16. ADJUSTMENT PROVISIONS.

                  (a) If the Corporation shall at any time change the number of issued shares of

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



Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, the maximum number of shares available to a particular participant, and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Corporation, if any, and the value of each such benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

                  (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

         17. NONTRANSFERABILITY. Each benefit granted under the Plan to a participant shall not be transferable, other than an NQSO to a Permissible Transferee, except by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant or, in the case of an NQSO, a Permissible Transferee. In the event of the death of a participant, exercise or payment shall be made only:

                  (a) By or to a Permissible Transferee, the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the benefit shall pass by will or the laws of descent and distribution; and

                  (b) To the extent that the deceased participant was entitled thereto at the date of his or her death.

         For purposes of this Section 17, "Permitted Transferee" shall include (i) one or more members of the participant's family, (ii) one or more trusts for the benefit of the participant and/or one or more members of the participant's family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant's family exceed 80% of all interests. For this purpose, the participant's family shall include only the participant's spouse, children and grandchildren. Notwithstanding the foregoing, no award granted pursuant to this Plan may be transferred for value (as defined in the General Instructions to Form S-8).

         18. TAXES. The Corporation shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Corporation may defer making payment or delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. With respect to withholding required upon the exercise of options or SARs, upon the lapse of restrictions on Restricted Stock or Stock Units, or upon the achievement of performance goals related to Performance Awards and Other Equity Awards, participants may elect, subject to approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Corporation withhold shares having a fair market value on the date the tax is to be determined equal to the required withholding. All such elections shall be subject to such restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

         19. BENEFICIARY. A participant may designate one or more persons (concurrently, contingently or successively) to whom Restricted Stock, Performance Awards, Stock Units or Other Equity Awards will be distributed and by whom stock options and SARs will be exercisable if the participant dies before receiving complete payment of such amounts. Any such designation must be made

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

on a form acceptable to the Corporation for this purpose, will be effective on the date received by the Corporation and may be revoked by the participant by a subsequent written designation delivered to the Corporation while the participant is alive. If the participant fails to designate a beneficiary or if no designated beneficiary survives the participant, then any such benefit shall be transferred to the participant's estate.

         20. TENURE. A participant's right, if any, to continue to serve the Corporation and its Subsidiaries as an officer, employee, Director or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

         21. DURATION, INTERPRETATION, AMENDMENT AND TERMINATION. No benefit shall be granted more than five years after the date of initial adoption of this Plan; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Corporation and the participant or such other person as may then have an interest therein. Without the prior approval of the Corporation's stockholders, the Corporation will not effect a "repricing" (as such term is defined in Section 303A.08 of the New York Stock Exchange Rules) of any stock option or other benefit granted under the terms of this Plan. To the extent that any stock options or other benefits which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Committee, and to the extent that any such stock options or other benefits would so qualify within the terms of the Plan, the Committee shall have full and complete authority to grant stock options or other benefits that so qualify (including the authority to grant, simultaneously or otherwise, stock options or other benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such stock option or other benefits under the Plan.

         The Board of Directors may amend the Plan from time to time, or terminate the Plan at any time. However, no action authorized by this Section shall reduce the amount of any existing award or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Corporation, (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of benefits that may be granted under the Plan;
(b) change the minimum purchase price, if any, of shares of Common Stock which may be made subject to benefits under the Plan; or (c) modify the requirements as to eligibility for benefits under the Plan.

         22. CHANGE IN CONTROL OF THE CORPORATION. Notwithstanding any other provision of this Plan to the contrary and subject to the requirements of Code Section 409A when applicable to an award, the provisions of this
Section 22 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an award as reflected in the applicable award agreement.

         Upon a Change in Control, except to the extent that another award meeting the requirements of Section 22(a) (a "Replacement Award") is provided to the participant to replace such award (the "Replaced Award"), all then-outstanding options and SARs shall become fully vested and exercisable, and all other then-outstanding awards whose exercisability depends merely on the satisfaction of a service obligation by a participant to the Corporation or Subsidiary shall vest in full and be free of restrictions related to the vesting of such awards. The treatment of any other awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable award agreement.

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

         Except to the extent that a Replacement Award is provided to the participant, the Committee may, in its sole discretion, (i) determine that any or all outstanding awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such award may receive for each share subject to such awards a cash payment (or the delivery of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Corporation in respect of a share in connection with such transaction and the purchase price per share, if any, under the award multiplied by the number of shares subject to such award; provided that if such product is zero or less or to the extent that the award is not then exercisable, the awards will be canceled and terminated without payment therefore.

                  (a) An award shall meet the conditions of this Section 22(a) (and hence qualify as a Replacement Award) if: (i) it has a value at least equal to the value of the Replaced Award as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Corporation or its successor in the Change in Control or another entity that is affiliated with the Corporation or its successor following the Change in Control; and (iii) its other terms and conditions are not less favorable to the participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 22(a) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

                  (b) Upon a termination of employment or termination of directorship of a participant, occurring in connection with or during the period of two (2) years after such Change in Control, other than for cause (as defined in an applicable award agreement or, if not defined in an award agreement, as determined in the sole discretion of the Committee), (i) all Replacement Awards held by the participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (ii) all options and SARs held by the participant immediately before the termination of employment or termination of directorship that the participant held as of the date of the Change in Control or that constitute Replacement Awards shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such option or SAR, whichever period is shorter; provided, that if the applicable award agreement provides for a longer period of exercisability, that provision shall control.

                  (c) For purposes of this Plan, Change in Control shall mean:

                           (i) The acquisition by any individual, entity or
group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of ownership of thirty percent (30%) or more of either (a) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); or

                           (ii) Individuals who, as of the date this Plan is
approved by the Corporation's stockholders, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election, by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) Approval by the stockholders of the
Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (a) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (b) no Person beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

                           (iv) Approval by the stockholders of the
Corporation of (a) a complete liquidation or dissolution of the Corporation or (b) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (1) more than forty percent (40%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

         23. STOCKHOLDER APPROVAL. The Plan was adopted by the Board of Directors February 7, 2006, to be effective on approval of the Plan by the stockholders of the Corporation.

REHABCARE GROUP, INC.

                                    [ ] Mark this box with an X if you have made
                                        changes to your name or address details
                                        above.

--------------------------------------------------------------------------------
                                                                        -------
ANNUAL MEETING PROXY CARD            123456      C0123456789             12345
                                                -------------           -------
--------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS (FOR TERM EXPIRING IN 2007)

1. The Board of Directors has proposed and recommends a vote "FOR" the following:


                                        WITH-                                     WITH-                                      WITH-
                                   FOR  HOLD                                 FOR  HOLD                                  FOR  HOLD
01 - Colleen Conway-Welch, Ph.D.   [ ]  [ ]     04 - Harry E. Rich           [ ]  [ ]      07 - Larry Warren            [ ]  [ ]

02 - Anthony S. Piszel, CPA        [ ]  [ ]     05 - John H. Short, Ph.D.    [ ]  [ ]      08 - Theodore M. Wight       [ ]  [ ]

03 - Suzan L. Rayner, M.D.         [ ]  [ ]     06 - H. Edwin Trusheim       [ ]  [ ]


B  APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

The Board of Directors has proposed and recommends a vote "FOR" the following:

                                                 FOR  AGAINST  ABSTAIN    Please mark this box with an X if you plan to attend the
2. Approval of the RehabCare Group, Inc. 2006    [ ]    [ ]      [ ]      Annual Meeting in person.                            [ ]
   Equity Incentive Plan.



C  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          The proxies are authorized to vote upon such other
                                                                          matters as may properly come before the meeting or any
                                                                          adjournment thereof in such manner as said proxies shall
The Board of Directors has proposed and recommends a vote "FOR" the       determine in their sole discretion.
following:

3. Ratification of the appointment of KPMG LLP as         FOR  AGAINST  ABSTAIN
   RehabCare's independent registered public accounting   [ ]    [ ]      [ ]
   firm for the fiscal year ending December 31, 2006.


PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.


D AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy card exactly as your shares are registered. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If more than one person holds the power to vote the same shares, any one of them may sign this proxy card. If the shareholder is a corporation, this proxy card must be signed by a duly authorized officer of the shareholder.

Signature 1 - Please keep signature within the box

------------------------------------------------------------------------


------------------------------------------------------------------------


Signature 2 - Please keep signature within the box

------------------------------------------------------------------------


------------------------------------------------------------------------


Date (mm/dd/yyyy)

------------------------------------------------------------------------
[   ] [   ]  /  [   ] [   ]  /  [   ] [   ] [   ] [   ]
------------------------------------------------------------------------

-------------------------------------------------------------------------------
PROXY - REHABCARE GROUP, INC.                                            ESPP
-------------------------------------------------------------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints John H. Short, Ph.D. and David B. Groce (or such other person as is designated by the Board of Directors of RehabCare Group, Inc. ("RehabCare")) (the "Proxies"), or either of them, with full power to act alone, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated on the reverse side all of the shares of common stock, $0.01 par value, of RehabCare entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held on May 2, 2006 and at any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NAMED NOMINEES FOR DIRECTOR, "FOR" APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS REHABCARE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006.

The undersigned acknowledges receipt of the 2005 Annual Report to Stockholders and the Notice of Annual Meeting and the Proxy Statement. Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

(SEE REVERSE SIDE TO VOTE)







TELEPHONE AND INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A
WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.


[phone]  TO VOTE USING THE TELEPHONE (WITHIN U.S. AND CANADA)

o Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

o Follow the simple instructions provided by the recorded message.


[mouse]  TO VOTE USING THE INTERNET

o Go to the following web site:
  WWW.COMPUTERSHARE.COM/EXPRESSVOTE

o Enter the information requested on your computer screen and follow the simple instructions.



IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY
CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 1:00 A.M., CENTRAL DAYLIGHT TIME ON MAY 2, 2006.

THANK YOU FOR VOTING

REHABCARE GROUP, INC.

                                    [ ] Mark this box with an X if you have made
                                        changes to your name or address details
                                        above.

--------------------------------------------------------------------------------
                                                                        -------
ANNUAL MEETING PROXY CARD            123456      C0123456789             12345
                                                -------------           -------
--------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS (FOR TERM EXPIRING IN 2007)

1. The Board of Directors has proposed and recommends a vote "FOR" the following:


                                        WITH-                                     WITH-                                      WITH-
                                   FOR  HOLD                                 FOR  HOLD                                  FOR  HOLD
01 - Colleen Conway-Welch, Ph.D.   [ ]  [ ]     04 - Harry E. Rich           [ ]  [ ]      07 - Larry Warren            [ ]  [ ]

02 - Anthony S. Piszel, CPA        [ ]  [ ]     05 - John H. Short, Ph.D.    [ ]  [ ]      08 - Theodore M. Wight       [ ]  [ ]

03 - Suzan L. Rayner, M.D.         [ ]  [ ]     06 - H. Edwin Trusheim       [ ]  [ ]


B  APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

The Board of Directors has proposed and recommends a vote "FOR" the following:

                                                 FOR  AGAINST  ABSTAIN    Please mark this box with an X if you plan to attend the
2. Approval of the RehabCare Group, Inc. 2006    [ ]    [ ]      [ ]      Annual Meeting in person.                            [ ]
   Equity Incentive Plan.



C  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          The proxies are authorized to vote upon such other
                                                                          matters as may properly come before the meeting or any
                                                                          adjournment thereof in such manner as said proxies shall
The Board of Directors has proposed and recommends a vote "FOR" the       determine in their sole discretion.
following:

3. Ratification of the appointment of KPMG LLP as         FOR  AGAINST  ABSTAIN
   RehabCare's independent registered public accounting   [ ]    [ ]      [ ]
   firm for the fiscal year ending December 31, 2006.


PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.


D AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy card exactly as your shares are registered. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If more than one person holds the power to vote the same shares, any one of them may sign this proxy card. If the shareholder is a corporation, this proxy card must be signed by a duly authorized officer of the shareholder.

Signature 1 - Please keep signature within the box

------------------------------------------------------------------------


------------------------------------------------------------------------


Signature 2 - Please keep signature within the box

------------------------------------------------------------------------


------------------------------------------------------------------------


Date (mm/dd/yyyy)

------------------------------------------------------------------------
[   ] [   ]  /  [   ] [   ]  /  [   ] [   ] [   ] [   ]
------------------------------------------------------------------------

-------------------------------------------------------------------------------
PROXY - REHABCARE GROUP, INC.
-------------------------------------------------------------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints John H. Short, Ph.D. and David B. Groce (or such other person as is designated by the Board of Directors of RehabCare Group, Inc. ("RehabCare")) (the "Proxies"), or either of them, with full power to act alone, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated on the reverse side all of the shares of common stock, $0.01 par value, of RehabCare entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held on May 2, 2006 and at any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NAMED NOMINEES FOR DIRECTOR, "FOR" APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS REHABCARE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006.

The undersigned acknowledges receipt of the 2005 Annual Report to Stockholders and the Notice of Annual Meeting and the Proxy Statement. Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

(SEE REVERSE SIDE TO VOTE)







TELEPHONE AND INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A
WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.


[phone]  TO VOTE USING THE TELEPHONE (WITHIN U.S. AND CANADA)

o Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

o Follow the simple instructions provided by the recorded message.


[mouse]  TO VOTE USING THE INTERNET

o Go to the following web site:
  WWW.COMPUTERSHARE.COM/EXPRESSVOTE

o Enter the information requested on your computer screen and follow the simple instructions.



IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY
CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 1:00 A.M., CENTRAL DAYLIGHT TIME ON MAY 2, 2006.

THANK YOU FOR VOTING

REHABCARE GROUP, INC.


--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS (FOR TERM EXPIRING IN 2007)

1. The Board of Directors has proposed and recommends a vote "FOR" the following:


                                        WITH-                                     WITH-                                      WITH-
                                   FOR  HOLD                                 FOR  HOLD                                  FOR  HOLD
01 - Colleen Conway-Welch, Ph.D.   [ ]  [ ]     04 - Harry E. Rich           [ ]  [ ]      07 - Larry Warren            [ ]  [ ]

02 - Anthony S. Piszel, CPA        [ ]  [ ]     05 - John H. Short, Ph.D.    [ ]  [ ]      08 - Theodore M. Wight       [ ]  [ ]

03 - Suzan L. Rayner, M.D.         [ ]  [ ]     06 - H. Edwin Trusheim       [ ]  [ ]


B  APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

The Board of Directors has proposed and recommends a vote "FOR" the following:

                                                 FOR  AGAINST  ABSTAIN
2. Approval of the RehabCare Group, Inc. 2006    [ ]    [ ]      [ ]
   Equity Incentive Plan.



C  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          The proxies are authorized to vote upon such other
                                                                          matters as may properly come before the meeting or any
                                                                          adjournment thereof in such manner as said proxies shall
The Board of Directors has proposed and recommends a vote "FOR" the       determine in their sole discretion.
following:

3. Ratification of the appointment of KPMG LLP as         FOR  AGAINST  ABSTAIN
   RehabCare's independent registered public accounting   [ ]    [ ]      [ ]
   firm for the fiscal year ending December 31, 2006.


D AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy card exactly as your shares are registered. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If more than one person holds the power to vote the same shares, any one of them may sign this proxy card. If the shareholder is a corporation, this proxy card must be signed by a duly authorized officer of the shareholder.

Signature 1 - Please keep signature within the box

------------------------------------------------------------------------


------------------------------------------------------------------------


Signature 2 - Please keep signature within the box

------------------------------------------------------------------------


------------------------------------------------------------------------


Date (mm/dd/yyyy)

------------------------------------------------------------------------
[   ] [   ]  /  [   ] [   ]  /  [   ] [   ] [   ] [   ]
------------------------------------------------------------------------

-------------------------------------------------------------------------------
PROXY - REHABCARE GROUP, INC.
-------------------------------------------------------------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby nominates, constitutes and appoints John H. Short, Ph.D. and David B. Groce (or such other person as is designated by the Board of Directors of RehabCare Group, Inc. ("RehabCare")) (the "Proxies"), or either of them, with full power to act alone, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated on the reverse side all of the shares of common stock, $0.01 par value, of RehabCare entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held on May 2, 2006 and at any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NAMED NOMINEES FOR DIRECTOR, "FOR" APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS REHABCARE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006.

The undersigned acknowledges receipt of the 2005 Annual Report to Stockholders and the Notice of Annual Meeting and the Proxy Statement. Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

(SEE REVERSE SIDE TO VOTE)

                                   APPENDIX


         Page 30 of the proxy statement contains a Performance Graph. The information contained within the graph is presented in a tabular format immediately following the graph.